                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
 [X]  Preliminary Proxy Statement                       [_]  Confidential, For Use of the Commission
 [_]  Definitive Proxy Statement                             Only (as permitted by Rule 14a-6(e)(2)).
 [_]  Definitive Additional Materials
 [_]  Soliciting Material pursuant to Rule 14a-12

                           Sun Capital Advisers Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
             (1) Title of each class of securities to which transaction applies:
                 N/A
             (2) Aggregate number of securities to which transaction applies:
                 N/A
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
             (4) Proposed maximum aggregate value of transaction:  N/A
             (5) Total fee paid:  $0

      [_] Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:  N/A
             (2) Form, Schedule or Registration Statement No.:  N/A
             (3) Filing Party:  N/A
             (4) Date Filed:  N/A

                   Sun Life Assurance Company of Canada (U.S.)
               Sun Life Insurance and Annuity Company of New York
                           One Sun Life Executive Park
                               Wellesley, MA 02481

                                                                November 1, 2002

Dear Variable Contract Owner:

     You are an owner of a variable annuity contract ( the "variable contract") issued by either Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"). Shares of one or more of SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, and SC INVESCO Telecommunications Fund (each, a "Fund," together, the "Funds") of the Sun Capital Advisers Trust (the "Trust") have been purchased at your direction by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the "Accounts") to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.), is the record owner of Fund shares held in connection with your variable contract by the Account through which your contract was issued.

     As record owner of such Fund shares, Sun Life (U.S.) or Sun Life (N.Y.) has been asked by the Funds' board of trustees to approve proposals to liquidate each of the Funds and distribute the liquidation proceeds to the Funds' respective shareholders. The Funds' only record shareholders are the Accounts and Sun Life Assurance Company of Canada (which purchased shares at the inception of each Fund to provide seed money for the Fund).

     As is more fully explained in the attached proxy statement, each Fund is holding a meeting of its shareholders to consider approval of a plan to liquidate the Fund (each, a "Liquidation Plan") and distribute the liquidation proceeds to the Fund's shareholders. As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund's shareholders at which shareholders are being asked to vote on any matter. We are writing to you to ask that you fill out the enclosed Voting Instruction Form and return it to us in order that we may vote on your behalf at the meeting of shareholders of the Fund or Funds in which your variable contract values are invested.

     Under each Liquidation Plan, the relevant Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any realized capital gains and net investment income in the form of dividends. Each Liquidation Plan provides that as of the liquidation date, the relevant Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

     At any time prior to the proposed liquidations, you may instruct Sun Life (U.S.) or Sun Life (N.Y.) to transfer your contract value currently allocated to any of the Funds into other investment options available under your contract. If you do not provide transfer instructions prior to the liquidations, then immediately following the distribution of liquidation proceeds, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds attributable to your variable contract by transferring the proceeds from the subaccounts that held Fund shares to the subaccount that invests in shares of the Trust's Sun Capital Money Market Fund. Therefore, a second reason that we are writing to you is to ask that you provide us with transfer instructions in order that we may transfer your contract value currently invested in one or more of the Funds to another investment option or options under your variable contract. Please call Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073 to make transfer arrangements for your variable contract.

     The proposed Fund liquidations are described in detail in the attached proxy statement, but here are some facts about the liquidations that may be useful to you as you vote:

     1. A Fund liquidation will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. You may transfer contract value out of any subaccount investing in a Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period. If contract value is transferred to the Sun Capital Money Market Fund in the absence of transfer instructions from you, then for thirty days following the liquidation, you may transfer such contract value out of the subaccount investing in the Sun Capital Money Market Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period.

     2. A Fund liquidation will not alter your rights or the obligations of Sun Life (U.S.) or Sun Life (N.Y.) under your variable contract.

     3. A Fund liquidation, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

     Sun Capital Advisers, Inc., the Trust's investment manager, proposed the liquidations because the Funds have lacked broad market appeal, have failed to generate sufficient assets to operate efficiently, and are not expected to achieve effective investment operations or economies of scale in the future. At recent meetings, the Trust's board of trustees (the "Board") considered information provided by the investment manager on the Funds' lack of growth and market share, and the Funds' expenses.

     After carefully considering the merits of the proposal, the Board has determined that it is in the best interests of each of the Funds and its shareholders and the variable contract owners indirectly invested in each to liquidate each of the Funds. Among the factors considered by the Board in reaching this conclusion was the fact that variable contract owners are encouraged to provide prior instructions as to transferring contract value to alternative investment options and the fact that transfers will have no adverse tax consequences for contract owners.

     The Board recommends that you read the enclosed materials carefully and then instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the liquidation proposal applicable to your Fund(s).

     Your Vote is important. Please take a moment now to sign and return the Voting Instruction Form(s) in the enclosed postage pre-paid envelope. For more information, please call Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073.

     Your contract value transfer instructions also are important. Please take a moment now to call Sun Life (U.S.) at 1-888-785-2435 or Sun Life (N.Y.) at 1-800-282-7073 so that you may provide us with your transfer instructions.


                                   Sincerely,



                                   Vice President
                                   Sun Life (U.S.)
                                   Sun Life (N.Y.)

SUN CAPITAL ADVISERS TRUST

                             SC INVESCO ENERGY FUND
                         SC INVESCO HEALTH SCIENCES FUND
                           SC INVESCO TECHNOLOGY FUND
                       SC INVESCO TELECOMMUNICATIONS FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                                November 1, 2002

To owners of variable annuity contracts issued by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

Notice is hereby given that Special Meetings of Shareholders (the "Meetings") of the SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, and SC INVESCO Telecommunications Fund (each, an "SC INVESCO Fund") of the Sun Capital Advisers Trust (the "Trust") will be held on December 19, 2002 at 10:00 a.m. (E.S.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481. Shareholders of each SC INVESCO Fund will meet and vote separately at the Meeting of that SC INVESCO Fund.

The Meetings will be held for the following purposes:

     1a. SC INVESCO Energy Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

     1b. SC INVESCO Health Sciences Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

     1c. SC INVESCO Technology Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

     1d. SC INVESCO Telecommunications Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement; and

     2. To transact such other business as may properly come before a Meeting or any adjournment(s) thereof.

The Trust's board of trustees recommends that shareholders of each Fund vote to approve the Plan of Liquidation for the Fund.

Sun Life Assurance Company of Canada and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable annuity contracts issued by Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the SC INVESCO Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote the shares of the SC INVESCO Funds at the Meetings in accordance with, timely instructions received from owners of variable annuity contracts ("variable contracts") having contract values allocated to a separate account invested in such shares.

As a variable contract owner of record at the close of business on October 25, 2002, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of an SC INVESCO Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each SC INVESCO Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement for the SC INVESCO Funds is attached to this Notice and describes the matter to be voted upon at each Meeting or any adjournment(s) thereof.

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND
         THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING
            INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED
                           POSTAGE PREPAID ENVELOPE.

                                         By Order of the Board of Trustees

                                          Maura A. Murphy, Esq.
                                          Secretary
Wellesley, Massachusetts
November 1, 2002

                           SUN CAPITAL ADVISERS TRUST
                           One Sun Life Executive Park
                         Wellesley, Massachusetts 02481

                                November 1, 2002

                                 PROXY STATEMENT

     This Proxy Statement (the "Statement") is being furnished on behalf of the board of trustees of Sun Capital Advisers Trust (the "Trust") by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to owners of certain variable annuity contracts ("variable contracts") issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust representing an interest in one or more of the following investment portfolios of the Trust: SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, and SC INVESCO Telecommunications Fund (each, an "SC INVESCO Fund," together, the "SC INVESCO Funds").

     This Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at Special Meetings of holders of shares of each SC INVESCO Fund (together, the "Meetings"). The Meetings are to be held on December 19, 2002 at 10:00 a.m. (E.S.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Special Meetings. Shareholders of each SC INVESCO Fund will meet and vote separately at the Meeting of their Fund. The approximate mailing date of this Statement and the Voting Instruction Form is November 4, 2002.

     At the Meetings, shareholders will be asked:

     1a. SC INVESCO Energy Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. Holders of INVESCO Energy Fund shares.

     1b. SC INVESCO Health Sciences Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. Holders of INVESCO Health Sciences Fund shares.

     1c. SC INVESCO Technology Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. Holders of INVESCO Technology Fund shares.

     1d. SC INVESCO Telecommunications Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. Holders of INVESCO Telecommunications Fund shares.

     2. All the SC INVESCO Funds: To transact such other business as may properly come before a Meeting or any adjournment(s) thereof.

     Sun Life Assurance Company of Canada ("Sun Life of Canada") and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) are the only holders of shares of the SC INVESCO Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) have agreed to vote the shares of each SC INVESCO Fund at the Fund's Meeting in accordance with the timely instructions received from owners of variable contracts ("owners") having contract value allocated to Sun Life of Canada (U.S.) Variable Account F or Sun Life (N.Y.) Variable Account C (the "Accounts") and invested in SC INVESCO Fund shares on the record date.

     The Trust is an open-end, management investment company issuing 22 series of shares, each series representing a fractional undivided interest in a particular investment portfolio (a "Fund"), each of which has a different investment objective and different investment policies. Each proposed liquidation would result in the liquidation of the relevant SC INVESCO Fund and the proceeds of each such liquidation being distributed to Sun Life of Canada and the appropriate Accounts. Proceeds distributed to the Accounts will be reinvested by Sun Life (U.S.) and Sun Life (N.Y.) in other investment options available under the variable contracts pursuant to transfer instructions timely received from owners or, if no transfer instructions are timely received, in the Sun Capital Money Market Fund.

     Earlier this year each owner received the Trust's 2001 Annual Report to shareholders and, more recently, the Trust's most recent Semi-Annual Report to shareholders. Additional copies of these reports also are available without charge by calling Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073.

                           GENERAL VOTING INFORMATION

     This Statement is being furnished to owners on behalf of the board of trustees of the Trust in connection with the solicitation by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from owners indirectly invested in each SC INVESCO Fund in connection with meetings of each Fund's shareholders to be held on December 19, 2002. The Trust's board of trustees has called the meetings to consider the matters indicated on the cover page of the Statement.

     Sun Life of Canada and the Accounts are the only holders of SC INVESCO Fund shares. Sun Life (U.S.) and Sun Life (N.Y.) will vote the SC INVESCO Fund shares at the appropriate Meetings in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Accounts. Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's variable contract allocated to the subaccount of each Account holding the shares of the appropriate SC INVESCO Fund.

     Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received. If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain owners. Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before SC INVESCO Fund shareholders. Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meetings by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, Sun Code 1335. Sun Life of Canada will vote its shares of the SC INVESCO Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

     The board of trustees of the Trust has fixed October 25, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of October 25, 2002, there were outstanding _______ shares representing an interest in the SC INVESCO Energy Fund; _____ shares representing an interest in the SC INVESCO Health Sciences Fund; _____ shares representing an interest in the SC INVESCO Technology Fund; and ____ shares representing an interest in the SC INVESCO Telecommunications Fund. None of the trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust. To the best knowledge of the board of trustees of the Trust, Sun Life (U.S.) or Sun Life (N.Y.), there are no owners, as of October 25, 2002, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of any SC INVESCO Fund's shares. As of October 25, 2002, Sun Life of Canada held directly: approximately ___ SC INVESCO Energy Fund shares, representing approximately __% of such shares outstanding; approximately
___ SC INVESCO Health Sciences Fund shares, representing approximately __% of such shares outstanding; approximately ___ SC INVESCO Technology Fund shares, representing approximately __% of such shares outstanding; and approximately ___ SC INVESCO Telecommunications Fund shares, representing approximately __% of such shares outstanding.

To be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive an owner's properly executed Voting Instruction Form at____________ , by 5:00 p.m. (E.S.T.) on December 19, 2002.

     The Trust is a business trust that was organized under Delaware law on July 13, 1998, and is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended

(the "1940 Act"). Each share of beneficial interest is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. For each SC INVESCO Fund, approval of the proposed liquidation requires the affirmative vote of a majority of the Fund's outstanding shares at the close of business on the record date provided that at least one-third of the outstanding shares are present at that Meeting. A voting instruction to "abstain" on a proposal has the same effect as an instruction to vote "against" a proposal. Shareholders present at a Meeting may adjourn the Meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares are present at the Meeting, (2) insufficient votes are cast in favor of a proposal to approve the proposal, or (3) Sun Life (U.S.) and Sun Life (N.Y.) receive voting instructions from so few owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Adjourned meetings may be held within a reasonable time after the date originally set for a Meeting without further notice to shareholders or owners. Sun Life of Canada, Sun Life (U.S.) and Sun Life (N.Y.) will vote: (1) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (2) shares represented by instructions to vote against a proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.

     Sun Capital Advisers, Inc. will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of Sun Life (U.S.) or its affiliates. This Statement and Voting Instruction Form(s) were first mailed to owners on or about November 4, 2002.

                                  THE PROPOSALS

Summary

     The board of trustees of the Trust has approved plans of liquidation (each, a "Plan," together, the "Plans"), a form of which is attached to this Statement as an Appendix, pursuant to which the:

          . SC INVESCO Energy Fund would be liquidated and the liquidation proceeds distributed to Sun Life of Canada and the appropriate Accounts;

          . SC INVESCO Health Sciences Fund would be liquidated and the liquidation proceeds distributed to Sun Life of Canada and the appropriate Accounts;

          . SC INVESCO Technology Fund would be liquidated and the liquidation proceeds distributed to Sun Life of Canada and the appropriate Accounts; and

          . SC INVESCO Telecommunications Fund would be liquidated and the liquidation proceeds distributed to Sun Life of Canada and the appropriate Accounts.

     Each proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the relevant SC INVESCO Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to Sun Life of Canada and Accounts of Sun Life (U.S.), and Sun Life (N.Y.) in proportion to their share ownership in each Fund. After the distribution of the liquidation proceeds, the Trust would terminate each Fund's existence.

     As to each proposed liquidation, Sun Life (U.S.) and Sun Life (N.Y.) each intend to arrange for the transfer (as described below) of liquidation proceeds distributed to its Accounts from subaccounts invested in each SC INVESCO Fund to subaccounts investing in other investment options available under the variable contracts issued through that Account. Consequently, if owners vote to approve a proposed liquidation, the relevant SC INVESCO Fund will be liquidated and Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the liquidation proceeds applicable to each owner's interest in that SC INVESCO Fund either by purchasing shares of another investment option available under the owner's variable contract according to transfer instructions timely provided by the owner or, if no instructions are timely provided, by purchasing shares of the Sun Capital Money Market Fund.

     Approval is being sought separately for each Plan from owners who would be affected by the Plan. If a Plan is approved, the proposed liquidation to which it relates will be carried out even if one or more of the other Plans is not approved.

Reasons for the Proposed Liquidations

     Throughout their short existence, the SC INVESCO Funds have remained very small and have not proven popular with variable contract owners. As a result, the SC INVESCO Funds have not experienced the positive cash flow or asset size needed to achieve effective investment operations. Their small asset size makes it difficult for them to attain the desired degree of diversification in their investments or to acquire positions in desired amounts or on favorable terms. It also results in fixed expenses remaining high relative to assets. Consequently, Sun Capital Advisers, Inc., the investment manager to the Trust ("Sun Capital"), has had to waive its management fee and reimburse these Funds for certain of their expenses in order to maintain their viability as investment options under the variable contracts. Sun Capital does not anticipate that the Funds' asset size or cash flow situation will materially improve in the foreseeable future and does not intend to continue to subsidize the Funds indefinitely. Therefore, it has proposed to the Trust's board of trustees that the SC INVESCO Funds be liquidated.

     The net assets, management fee and expense ratio of each SC INVESCO Fund (both with and without the effect of Sun Capital's subsidies) as of June 30, 2002, are shown in the following table. Shareholders (and indirectly owners) pay these fees and expenses. The tables do not reflect any insurance or separate account fees and expenses or other charges imposed under the variable contracts. Expenses for the SC INVESCO Funds are based on their annualized expenses for the fiscal period January 1, 2002 to June 30, 2002.

                Fund Net Assets and Annualized Operating Expenses
                               as of June 30, 2002

------------------------------------------------------------------------------------------------------------
                                                SC INVESCO      SC INVESCO            SC INVESCO
                              SC INVESCO        Health          Technology            Telecommunications
                              Energy Fund       Sciences        Fund                  Fund
                                                Fund
------------------------------------------------------------------------------------------------------------
Net Assets                    $5,900,000        $7,700,000      $2,800,000            $1,300,000
------------------------------------------------------------------------------------------------------------
Management Fee                      1.05%             1.05%           1.05%                 1.05%
------------------------------------------------------------------------------------------------------------
Other Expenses                      3.01%             1.56%           3.55%                 8.74%
------------------------------------------------------------------------------------------------------------
Total Expenses (Gross)              4.06%             2.61%           4.60%                 9.79%
------------------------------------------------------------------------------------------------------------
(Reimbursement)                    (2.81%)           (1.36%)         (3.35%)               (8.54%)
------------------------------------------------------------------------------------------------------------
Total Expenses (Net)                1.25%             1.25%           1.25%                 1.25%
------------------------------------------------------------------------------------------------------------

     In addition, liquidation will permit contract owners to select an alternative investment option or options under their variable contracts without any federal income tax liability.

Liquidation Plans

     Under each Plan, the relevant SC INVESCO Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plans provide that as of the liquidation date, each SC INVESCO Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

     Immediately following the distribution of liquidation proceeds to shareholders, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds distributed to each of their Accounts by transferring the proceeds from the subaccounts that held SC INVESCO Fund shares to other subaccounts pursuant to the transfer instructions timely received from owners. For variable contracts as to which the owner has not provided timely transfer instructions, Sun Life (U.S.) or Sun Life (N.Y.) will transfer contract value to the subaccount that invests in shares of the Trust's Sun Capital Money Market Fund.

     Owners will not incur any transfer fees or other variable contract charges under the Plans. All expenses related to the solicitation of owner voting instructions, including the preparation of the Plans and this Statement, have been or will be paid by Sun Capital. Under each Plan, the expense of liquidating the relevant SC INVESCO Fund's investment portfolio, including brokerage commissions, dealer spreads, custody charges and other transaction expenses, will be borne by that Fund.

Effects on Contract Owners

     The proposed liquidations will not in any way affect owners' rights or the obligations of Sun Life (U.S.) and Sun Life (N.Y.) under the variable contracts. At any time prior to the proposed liquidations, owners may transfer variable contract value out of any subaccount investing in an SC INVESCO Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period. If an owner does not provide transfer instructions prior to a liquidation, then Sun Life (U.S.) or Sun Life (N.Y.) will immediately reinvest liquidation proceeds attributable to the owner's contract in shares of the Sun Capital Money Market Fund. However, for thirty days following the liquidation, such owners may transfer contract value attributable to the liquidations out of the subaccount investing in the Sun Capital Money Market Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period.

     Furthermore, Sun Life (U.S.) and Sun Life (N.Y.) have been advised by their counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners. Such counsel will deliver to the Trust a written opinion to this effect before the proposed liquidations.

     In seeking to ensure that contract owners will make their own investment decisions as to the reinvestment of their contract values allocated to the SC INVESCO Funds, Sun Life (U.S.) and Sun Life (N.Y.) are requesting not only voting instructions as to the approval or disapproval of the Plans, but are also requesting transfer instructions from owners as to the reinvestment of their contract values currently allocated to the subaccount of an Account currently invested in shares of an SC INVESCO Fund. As of the liquidation date and on behalf of owners who have not exercised their transfer rights prior to the liquidation date, Sun Life (U.S.) and/or Sun Life (N.Y.) will take one of two actions: (1) for owners who have provided transfer instructions, Sun Life (U.S.) and/or Sun Life (N.Y.) will arrange for the transfer of any contract value representing liquidation proceeds to the subaccount(s) selected by the owner in accordance with his or her prior instructions, or (2) for owners who have not provided transfer instructions prior to the liquidation date, Sun Life (U.S.) and/or Sun Life (N.Y.) will transfer contract value representing liquidation proceeds to the subaccount investing in shares of the Trust's Sun Capital Money Market Fund.

     Shortly after the proposed liquidations, Sun Life (U.S.) and Sun Life (N.Y.) will send to each owner who did not provide transfer instructions and whose contract value consequently was transferred to a subaccount investing in the Sun Capital Money Market Fund following the liquidations, a notice explaining that their contract values have been automatically transferred to the Sun Capital Money Market Fund and requesting that they provide transfer instructions in the event that they do not want to remain invested in the Sun Capital Money Market Fund.

     This Statement sets forth information about the proposed liquidations that an owner should know before voting to approve or disapprove a proposed liquidation. Current prospectuses for the mutual funds available as investment options under the variable contracts (including other funds of the Trust) have been sent to owners earlier this year. These prospectuses set forth important information about the other mutual funds that an owner should know before providing transfer instructions relating to the reinvestment of their contract values currently allocated to an SC INVESCO Fund. A statement of additional information related to each of the prospectuses for the mutual funds has been filed with the Commission and is available free of charge. Additional copies of the mutual fund prospectuses as well as copies of the various statements of additional information may be obtained without charge by calling Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073.

Board Evaluation and Approval

     On August 12-13, 2002, and October 9, 2002, the Trust's board of trustees held meetings called for the purpose of considering, among other things, the circumstances facing the SC INVESCO Funds. At the meetings, the board considered information provided by Sun Capital on each SC INVESCO Fund's lack of asset growth and market share and expenses.

     The Board considered, among other things, the following information:

     1. During 2001 and 2002, based on an examination of owners' investment allocations, many owners have been allocating their contract value to investment options other than the SC INVESCO Funds within their variable contracts.

     2. The SC INVESCO Funds have failed to attain asset growth needed to achieve effective investment operations.

     3. Under an agreement with the Trust, Sun Capital is reimbursing each SC INVESCO Fund for certain ordinary operating expenses in excess of 1.25% of the Fund's average daily net assets. This reimbursement policy has permitted each SC INVESCO Fund's annual operating expense ratio to remain competitive in the market since the Funds' commencement of operation on May 1, 2001. Given the lack of asset growth and interest of the owners, Sun Capital has concluded it cannot continue to devote assets to maintain that expense reimbursement policy indefinitely. Absent the proposed liquidation, when the reimbursement policy ends, owners will bear the entire expense of operating an SC INVESCO Fund at a time when operating expenses are relatively high and net asset size is decreasing.

     4. The proposed liquidation of the SC INVESCO Funds will permit owners having contract values allocated to the SC INVESCO Funds to make their own decisions regarding reinvestment of such contract values among a variety of alternative investment options through the transfer instruction process.

     5. In opinion of counsel for Sun Life (U.S.) and Sun Life (N.Y.), consummation of the Plans, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners.

     The board of trustees discussed how best to further shareholders' and owners' interests in light of the foregoing information, including consideration of a possible merger of each SC INVESCO Fund with another Fund of the Trust. The trustees evaluated the merits of the Plans as one possible response to the circumstances of the SC INVESCO Funds. The board of trustees concluded that, under the facts and circumstances, including the SC INVESCO Funds' limited and decreasing asset levels, high and potentially increasing gross expenses, and contract owner interest in other investment options rather than the SC INVESCO Funds, it is in the best interests of each of the SC INVESCO Funds and their respective shareholders and the underlying contract owners to liquidate the Funds. Furthermore, the trustees concluded that, because of the number of different variable contracts through which the SC INVESCO Funds are offered and because no single comparable mutual fund is offered as an investment option under all of the contracts, each Plan, as distinct from a merger into a designated fund, is in the best interests of contract owners, as it allows contract owners to provide individualized instructions as to the transfer of a Fund's liquidated assets into other investment options available under the variable contracts without adverse tax consequences to them.

     Based upon its review, the Trust's board of trustees has concluded that each Plan is in the best interests of the SC INVESCO Fund to which it relates and to its respective shareholders, as well as the owners indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the board of trustees unanimously approved each Plan and voted to recommend to each SC INVESCO Fund's shareholders that they approve the its Plan.

     THE BOARD OF TRUSTEES RECOMMENDS THAT OWNERS VOTE "FOR" THE PLANS OF LIQUIDATION.

                               GENERAL INFORMATION

Additional Information

     Information about the mutual funds available as investment options under the contracts is included in their current prospectuses, which have been sent to owners earlier this year, and statements of additional information. Copies of these materials are available, without charge, upon request. Copies of the Annual Reports and Semi-Annual Reports for the Trust and the other mutual funds available as investment options under the contracts are also available upon request. To request a copy of a prospectus, statement of additional information, or either type of report, please contact the Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073.

     Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of shareholders arise, the persons named in the enclosed Voting Instruction Forms or other substitute will vote in accordance with their best judgment in the interest of the Trust and the SC INVESCO Fund.

Investment Adviser and Subadviser

     Sun Capital, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, serves as the investment manager to the Trust. Sun Capital has engaged INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, Colorado 80237, as the subadviser to the SC INVESCO Funds.

Administrator

     State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust's administrator.

Shareholder Proposals

     Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or owners.

Dissenter's Rights of Appraisal

     Taken together, Delaware law, the Trust's declaration of trust and interpretations of the 1940 Act by the Commission staff, limit appraisal rights for a shareholder of a registered open-end management investment company such as the Trust to those provided by Rule 22c-1 under the 1940 Act (which, in effect, requires for transactions such as the proposed liquidations, that shares have a value equal to their net asset value per share determined as of the close of regular trading on the New York Stock Exchange on the liquidation date).

Inquiries

Shareholders or owners may make inquiries by contacting their registered sales representative or by calling Sun Life (U.S.) at 1-888-786-2435 or Sun Life (N.Y.) at 1-800-282-7073.

                                    APPENDIX

                                     FORM OF
                               PLAN OF LIQUIDATION

                           SUN CAPITAL ADVISERS TRUST

                            [SC INVESCO ENERGY FUND]
                        [SC INVESCO HEALTH SCIENCES FUND]
                          [SC INVESCO TECHNOLOGY FUND]
                      [SC INVESCO TELECOMMUNICATIONS FUND]

                                    Recitals

Plan of Liquidation dated October 9, 2002, by Sun Capital Advisers Trust (the "Trust") on behalf of its [SC INVESCO Energy Fund ("Energy Fund")] [SC INVESCO Health Sciences Fund ("Health Sciences Fund")] [SC INVESCO Technology Fund ("Technology Fund")] [SC INVESCO Telecommunications Fund ("Telecommunications Fund")].

The Trust is a business trust organized on July 13, 1998 and existing under the laws of the State of Delaware. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust issues shares of beneficial interest (with no par value) in 22 separate series, each series representing a fractional undivided interest in a particular investment portfolio (each, a "Fund"). The Funds are: the Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, SC INVESCO Telecommunications Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund.

The Trust serves as an investment medium for variable annuity contracts and variable life insurance policies issued by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"). Sun Life (U.S.) and Sun Life (N.Y.) are both indirect, wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("Sun Life"). Other than shares sold directly to Sun Life to provide seed capital to the Funds, shares of the Trust currently are held only by separate accounts of Sun Life (U.S.) and Sun Life (N.Y.).

Sun Capital Advisers, Inc. ("Sun Capital") is the investment adviser to the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund]. INVESCO Funds Group, Inc. ("INVESCO"), serves as subadviser to the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund]. Sun Capital and INVESCO are each registered as an investment adviser under the Investment Advisers Act of 1940.

The board of trustees of the Trust has determined that it is in the best interests of the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund], and owners of variable life insurance and variable annuity contracts indirectly invested in the Fund ("Investors") to liquidate the Fund (the "Liquidation").

                                    Article I

                              The Liquidation Date

The liquidation date ("Liquidation Date") shall be December 20, 2002, or such other date as shall be specified by the Trust's board of trustees or the appropriate officers of the Trust pursuant to authority granted by the board of trustees.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] is disrupted on the proposed Liquidation Date so that, in the judgment of the Trust's board of trustees (or appropriate Trust officers acting under the authority of the board of trustees), accurate appraisal of the net assets of the Fund is impracticable, the Liquidation Date shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                                 The Liquidation

Provided that all of the conditions precedent to the Liquidation described in
Article III are fulfilled, then, as of the Liquidation Date, the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] will distribute its assets to shareholders by redeeming their shares for cash, and the shares of the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shall be cancelled, and the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shall engage in no other business except to wind up its operations and completely terminate.

                                   Article II

                            Reinvestment of Proceeds

Immediately following the distribution of liquidation proceeds to shareholders, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds distributed to each of their separate accounts by transferring the proceeds from subaccounts that hold Fund shares to other subaccounts pursuant to the transfer instructions received from owners. For variable contracts as to which the owner has not provided timely transfer instructions, Sun Life (U.S.) or Sun Life (N.Y.) will transfer contract value to the subaccount that invests in shares of the Trust's Sun Capital Money Market Fund.

                                   Article III

                              Dividend Declaration

By the Liquidation Date, the Fund will sell its portfolio securities for cash or permit them to mature, reduce any other assets to cash or cash equivalents, pay any liabilities, and the board of trustees of the Trust (or appropriate Trust officers acting under the authority of the board of trustees) will declare and pay a dividend on the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shares representing substantially all of the [Energy Fund's] [Health Sciences Fund's] [Technology Fund's] [Telecommunications Fund's] accrued but undistributed net investment income through the Liquidation Date as well as any other dividend necessary to enable the Fund to avoid any liability for excise taxes.

                  Other Conditions Precedent to the Liquidation

The board of trustees of the Trust will call a meeting of the holders of [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shares in order to submit to such holders the Plan of Liquidation for their approval or disapproval. Prior to the Liquidation Date, the holders of [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shares shall meet and approve the Plan of Liquidation by the affirmative vote of a majority of the shares entitled to vote at such meeting.

Prior to any meeting of the holders of [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shares, the Trust shall distribute to such holders entitled to vote at such meeting (and to Investors represented by such shares) a proxy statement and other proxy materials (including voting instruction forms) that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. This proxy statement and proxy materials will not contain an untrue statement of material fact nor omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the context in which they are made.

Prior to the Liquidation Date, the Trust will receive an opinion from tax counsel for Sun Life (U.S.) and Sun Life (N.Y.) substantially to the effect that no gain or loss will be recognized by owners of variable life insurance contracts or variable annuity contracts indirectly invested in the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] upon consummation of the Plan, followed by the transfer of variable contract value to alternative subaccounts of any Sun Life (U.S.) or Sun Life (N.Y.) separate account.

                                   Article IV

                                  Miscellaneous

At any time prior to the Liquidation Date, the Liquidation may be postponed or abandoned by the board of trustees of the Trust (or appropriate Trust officers acting under the authority of the board of trustees). In the event that it is abandoned, the Plan of Liquidation shall become void and have no effect, without liability on the part of any of Sun Life [or Sun Capital] the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] or the holders of [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] shares or the Trust or the holders of other series of Trust shares.

Sun Capital will pay the expenses of carrying out the Liquidation, including the costs of soliciting voting instructions from owners of Sun Life variable annuity contracts or variable life insurance policies indirectly invested in the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund], but excluding the cost (if any) of liquidating [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] portfolio investments in preparation for and in connection with the Liquidation.

As soon after the Liquidation Date as is reasonably practicable, the Trust will:
(1) prepare and file all federal and other tax returns and reports of the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] required by law with respect to all periods ending on or before the Liquidation Date, (2) pay all federal and other taxes due thereon, but not paid by the Liquidation Date, (3) prepare and file any other required regulatory reports, including but not limited to any Form N-SAR Report and Rule 24f-2 notices with respect to the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund], and (4) take any other steps necessary or proper to effect the termination or dissolution of the [Energy Fund] [Health Sciences Fund] [Technology Fund] [Telecommunications Fund] under federal or state law.

The Plan of Liquidation and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                             SC INVESCO Energy Fund

Voting instructions solicited by Sun Life Assurance Company of Canada (U.S.) for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                      Approve    Disapprove    Abstain
                                                                      -------    ----------    -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.        [_]         [_]          [_]

2. In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002              ___________________________________________________________
                                            Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:

               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                         SC INVESCO Health Sciences Fund

Voting instructions solicited by Sun Life Assurance Company of Canada (U.S.) for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                   Approve    Disapprove    Abstain
                                                                   -------    ----------    -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.     [_]         [_]          [_]

2. In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002           ___________________________________________________________
                                         Signature - Please sign exactly as your name appears below.


Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:


               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                           SC INVESCO Technology Fund

Voting instructions solicited by Sun Life Assurance Company of Canada (U.S.) for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                   Approve    Disapprove   Abstain
                                                                   -------    ----------   -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.     [_]         [_]         [_]

2. In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002           __________________________________________________________
                                         Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:


               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                       SC INVESCO Telecommunications Fund

Voting instructions solicited by Sun Life Assurance Company of Canada (U.S.) for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                   Approve   Disapprove   Abstain
                                                                   -------   ----------   -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.     [_]        [_]         [_]

2.   In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002           ___________________________________________________________
                                         Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:


               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                             SC INVESCO Energy Fund

Voting instructions solicited by Sun Life Insurance and Annuity Company of Canada of New York for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                  Approve  Disapprove   Abstain
                                                                  -------  ----------   -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.    [_]       [_]         [_]

2.   In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002           ___________________________________________________________
                                         Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:

               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                         SC INVESCO Health Sciences Fund

Voting instructions solicited by Sun Life Insurance and Annuity Company of New York for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                  Approve   Disapprove   Abstain
                                                                  -------   ----------   -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.    [_]        [_]         [_]

2.   In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

  THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE
      EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ ___, 2002         ___________________________________________________________
                                       Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:


               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                           SC INVESCO Technology Fund

Voting instructions solicited by Sun Life Insurance and Annuity Company of New York for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                        Approve    Disapprove    Abstain
                                                                        -------    ----------    -------
1.    To approve or disapprove a Plan of Liquidation of the Fund.         [_]          [_]         [_]

2.    In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

        THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE
           MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY
                   HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ __, 2002             ___________________________________________________________
                                          Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:


               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                             VOTING INSTRUCTION FORM

                           SUN CAPITAL ADVISERS TRUST
                       SC INVESCO Telecommunications Fund

Voting instructions solicited by Sun Life Insurance and Annuity Company of New York for a special meeting of shareholders of the SC INVESCO Energy Fund of Sun Capital Advisers Trust to be held on December 19, 2002.

I hereby instruct Sun Life Assurance Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the SC INVESCO Energy Fund (the "Fund") of Sun Capital Advisers Trust (the "Trust")) to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 19, 2002, at 10:00 a.m. (E.S.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481, as follows:

                                                                      Approve    Disapprove    Abstain
                                                                      -------    ----------    -------
1.   To approve or disapprove a Plan of Liquidation of the Fund.        [_]         [_]          [_]

2.   In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment  thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated November 1, 2002. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

        THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE
           MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY
                   HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

Date:  _____________ __, 2002           __________________________________________________________
                                        Signature - Please sign exactly as your name appears below.

Please sign, date and return this Form promptly. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

Policy Number:

Contract Owner/Insured:

               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY